Interest and Finance Costs, net	12 Months Ended
Dec. 31, 2016
Interest and Finance Costs, net [Abstract]
Interest and Finance Costs, net

7. Interest and Finance Costs, net

	2016	2015	2014
Interest expense	41,451	32,065	33,389
Less: Interest capitalized	(4,015)	(3,430)	(2,384)

Interest expense, net	37,436	28,635	31,005
Interest swap cash settlements non-hedging	1,086	2,201	3,231
Bunkers swap and call options cash settlements	(128)	7,427	997
Bunker call options premium	266	1,414	1,199
Amortization of loan fees	1,742	1,268	1,245
Bank charges	143	137	240
Finance project costs expensed	—	1,261	—
Amortization of deferred loss on de-designated financial instruments	—	—	154
Change in fair value of non-hedging financial instruments	(4,672)	(9,116)	5,003
Net gain on the prepayment of a loan	—	(3,208)	—
Net total

	35,873	30,019	43,074

At December 31, 2016, the Company was committed to nine floating-to-fixed interest rate swaps with major financial institutions covering notional amounts aggregating to $346,667, maturing from May 2018 through January 2023, on which it pays fixed rates averaging 2.44% and receives floating rates based on the six-month London interbank offered rate (“LIBOR”) (Note 14).

At December 31, 2016, all interest rate swap agreements were designated and qualified as cash flow hedges, in order to hedge the Company’s exposure to interest rate fluctuations. The fair values of such financial instruments as of December 31, 2016 and 2015, in aggregate amounted to $1,030 (negative) and $7,847 (negative), respectively. The net amount of cash flow hedge losses at December 31, 2016, that is estimated to be reclassified into earnings within the next twelve months is $2,808.

At December 31, 2015, the Company held one interest rate swap that did not meet hedge accounting criteria. As such, the changes in its fair value during the 2015 have been included in Change in fair value of non-hedging financial instruments, and amounted to a gain of $2,178. This interest rate swap expired on April 10, 2016.

At December 31, 2016 and 2015, the Company held five and twelve, respectively, call option agreements in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by its vessels. The value of the call options at December 31, 2016 and 2015 was $1,307 (positive) and $154 (positive), respectively.

The changes in their fair value during 2016 and 2015 amounting to $1,153 (positive) and $154 (positive) respectively have been included in Change in fair value of non-hedging financial instruments in the above table.

During 2016, the Company entered into three bunker swap agreements in order to hedge its exposure to bunker price fluctuations associated with the consumption of bunkers by vessel Ulysses. The fair values of these financial instruments as of December 31, 2016, were $2,479 (positive).

During 2015, as part of its refinancing program, the Company repaid $46,488 to a lender for debt approaching maturity relating to the vessels Socrates and Selecao. The outstanding balance of the loan facility at the repayment date was $49,800, leaving a total net gain of $3,208, which is included within Interest and finance costs, net in the above table.